Exhibit 10.23

                           RYAN'S
                  1998 EXECUTIVE BONUS PLAN

OBJECTIVES:

  Encourage team building and working together toward common goals

  Communicate key organizational goals

  Focus the efforts and attention on the management team

  Should reward only excellent/superior performance levels

  Should be highly leveraged  (20% - 50%)

  Annual payment of bonuses


ELIGIBILITY REQUIREMENTS

     Corporate Level Officer Based Plan

     8 of the 9 Officers Are Covered By This Plan
     (Alan Shaw Already Participates in a Separate Plan)


LEVEL OF BONUS AMOUNT

  As a Percentage of Base Pay

  Target Level Varies Based Upon Performance

PERFORMANCE MEASURES

PLAN WITH DEPARTMENTAL OBJECTIVES:

  Approximately 2/3 of Bonus From Company Objectives for 7
  Executives:
       Ed McCranie         Jack Jamison
       Morgan Graham       Randy Hart
       Ilene Turbow        Fred Grant
       Janet Gleitz

  Approximately 1/3 of Bonus From Departmental/Personal
  Objectives:

       Quantitative and Qualitative Objectives

       Participants' Suggestions for Objectives

       Approval of Pre-established Measures by CEO

       Attached Point System to Determine Extent of Bonus


PLAN WITHOUT DEPARTMENTAL OBJECTIVES:

  100 % of Bonus From Company Objectives for 1 Executive

       Charlie Way


    Attached point system to determine extent of bonus

               Individual executive officers'
               target bonus level information
                has been omitted pursuant to
              Instruction 1 to Item 601(b) (10)
                of Regulation S-K promulgated
          under the Securities Exchange Act of 1934
                         as amended.